EXHIBIT 10(g)


                       STANDEX INTERNATIONAL CORPORATION
              PROFIT IMPROVEMENT PARTICIPATION SHARES (PIPS) PLAN


         1.   PURPOSE
              The purpose of this plan is to further the long term growth of Standex International Corporation and its subsidiaries by providing incentive to key employees to focus their efforts on the improvement of the Company's earnings per share, and to give then an opportunity to benefit directly from any improvement achieved.

         2.   DEFINITIONS
              The following terms as used in the Plan shall have the meanings set forth below, unless the context otherwise requires:
              a) "Company" - Standex International Corporation, a Delaware corporation, its subsidiaries and any successor corporation;
              b) "Subsidiary" - any corporation in which Standex International Corporation or a wholly-owned subsidiary of Standex International Corporation owns at least 50% of voting stock;
              c) "Plan" - the Standex International Corporation Profit Improvement Participation Shares (PIPS) Plan;
              d) "Committee" - a committee established to administer the Plan in accordance with Section 3;
              e) "PIPS Share" - a unit awarded or granted under the Plan;
              f) "Fiscal year" - the fiscal year of Standex International Corporation;
              g) "Earnings per share" - the primary earnings per common share of the Company before extraordinary items as reported on a consolidated basis, in the annual report to stockholders of the Company;
              h) "Earnings multiple" - the number established by the Committee at the time of granting PIPS Shares, by which the earnings per share is multiplied to determine the value of a PIPS Share. The earnings multiple as established by the Committee shall be used in connection with all valuations of PIPS Shares granted in any one fiscal year;
              i) "Base year" - the fiscal year ended immediately prior to the grant of PIPS Shares shall be the base year for such shares.
              j)   "Maturity year" - the fifth fiscal year following
                   the Base Year for any particular PIPS Shares;
              k)   "Initial valuation" - the value of a PIPS Share as
                   determined by multiplying the Earnings per share for the Base Year by the Earnings Multiple established by the Committee;
              l) "Interim Valuation" - the value of a PIPS Share as determined by multiplying the Earnings per share for any fiscal year intervening between the Base Year and Maturity Year by the Earnings Multiple applicable to such PIPS Share as determined by the Committee.
              m) "Final valuation" - the value of a PIPS Share as determined by multiplying the Earnings per share for the Maturity Year by the Earnings Multiple applicable to such PIPS Share as determined by the Committee;
              n) "Participant" - a key employee of the Company who is awarded PIPS Shares under the Plan;
              o) "Board of Directors" - the Board of Directors of Standex International corporation.

         3.   ADMINISTRATION OF THE PLAN
              The Plan shall be administered by a Committee appointed by the Board of Directors and consisting of not less than three of those members of the Board of Directors who are not eligible to participate in the Plan. The Board of Directors shall also appoint the Chairman of the Committee.
              The Committee shall have the complete authority in its discretion, but subject to the express provisions of the Plan to:
              a) determine which of the eligible employees of the Company shall be granted PIPS Shares and the number to be granted to each;
              b) determine the multiple to be used in the valuation of all PIPS Shares issued in any one fiscal year;
              c) prescribe the form of the instruments evidencing any PIPS Shares granted under the Plan;
              d) adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings;
              e) decide all questions and settle all controversies and disputes which may arise in connection with the Plan.
              f) determine whether a Participant has engaged or is engaging in activities contrary to the interest of the Company.
              All decisions, determinations and interpretions with respect to the foregoing matters shall be made by not less than a majority of the members of the Committee and shall be final and binding upon all persons. The Committee may designate any officers or other employees of the Company to assist the Committee in the administration of the Plan and may grant authority to such persons to execute instruments evidencing PIPS Shares or other documents on behalf of the Committee.

         4.   ELIGIBILITY
              PIPS Shares may be granted only to key employees who at the time of the award are in the full time employ of the Company. A director of the Company who is not also such an employee shall not be eligible to receive PIPS Shares.

         5.   LIMITATIONS
              Subject to Section 9 hereof, the maximum aggregate number of PIPS Shares which may be outstanding at any one time under the Plan shall be 1,000,000. PIPS Shares awarded, which have not been forfeited, shall be deemed to be outstanding until payment is made thereon provided payment is to be made thereon under Section 7 hereof.

         6.   VESTING
              Subject to the continued employment of the Participant with the Company, PIPS Shares issued prior to July 1, 1987 shall vest to the Participant holding such shares as follows:
              1/5th at the end of the first year following the Base Year relating to such shares and an additional 1/5th at the end of each of the next four succeeding fiscal years.
              Subject to the continued employment of the Participant with the Company, any PIPS Shares issued subsequent to June 30, 1987 shall vest to the Participant holding such shares as follows:
              1/3rd at the end of the third fiscal year following the Base Year relating to such shares; 1/3rd at the end of the fourth fiscal year following the Base Year relating to such shares; and 1/3rd at the end of the Maturity Year relating to such shares.
              Notwithstanding anything in the foregoing to the contrary, in the event that a Participant's employment with the Company is terminated due to death, disability or retirement, any PIPS Shares issued to said Participant subsequent to June 30, 1987 shall be determined to have vested to the Participant, or to the Participant's beneficiary or estate as follows:
              1/5th at the end of the first year following the Base Year relating to such shares and an additional 1/5th at the end of each of the next succeeding fiscal years up to and including the completed fiscal year immediately prior to the date of the participant's termination due to said death, disability or retirement.
              No payments shall be made to any Participant at the time of vesting. Payments will only be made after the end of the Maturity Year in accordance with Sections 7 and 8.

         7.   PAYMENT
              At the end of the respective Maturity Year for each PIPS Share issued and vested hereunder the amount payable with respect thereto shall be equal to the Final Valuation less the Initial Valuation. If Final Valuation is an amount equal to or less than the Initial Valuation, no payment shall be made with respect to any PIPS Shares to which such valuation applies.
              Payment for PIPS shares shall be in cash and shall be made by the Company in one or more installments within 24 months after the close of the Maturity Year.
              Payment with respect to PIPS Shares shall be made to the Participant or, in the event of the Participant's death, to the beneficiary named by Participant on a PIPS Beneficiary Designation Form supplied by the Committee, signed by the Participant and forwarded to the Committee. In the event that the Participant dies without having specifically designating a beneficiary on a PIPS Beneficiary Designation Form, then payment with respect to PIPS Shares shall be made to the person or persons named as beneficiary as of the date of death with respect to the Participant's group life insurance with the Company or, if no beneficiary has been named, to the Participant's estate. All payments shall be subject to required withholdings.
              Notwithstanding the provisions of this Section 7 or the next Section 8, no payment shall be made to any Participant, if, in the opinion of the Committee the Participant has engaged or is engaging in activities contrary to the interests of the Company.

         8.   DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT
              In the event of the termination of employment of a Participant prior to the end of the Maturity Year because of death, retirement (or early retirement) pursuant to any pension plan provided by the Company, total disability as determined by the Committee or by termination other than as stated above, payment shall be made to such Participant (or in the case of his death, to his beneficiary or estate as provided in Section 7. hereof) based upon the Interim Valuation based on earnings for the fiscal year ended immediately preceding the date of termination. The amount to be paid shall be determined by multiplying the Interim Valuation less the Initial Valuation times the number of PIPS Shares that have vested to the Participant prior to his termination date. Participant, his beneficiary or estate, may request payment hereunder in lump sum or in accordance with any deferred payment plan adopted by the Committee under the terms of Section 7. hereof.
              Notwithstanding the foregoing paragraph, if a Participant who retires from the employ of the Company is retained by the Company as a consultant, the Participant shall, with the consent of the Committee, continue to participate in the Plan (for vesting purposes, but without additional grant eligibility) during the period of time the Participant remains as a consultant to the Company. At the conclusion of the consulting period, payment shall be made to the Participant with respect to any PIPS shares then remaining outstanding in accordance with the preceding paragraph.

         9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
              In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, recapitalization, consolidation, combination or exchange of shares or similar change in capitalization, the Committee may, if in its sole discretion it determines that such change equitably requires an adjustment in the number of PIPS Shares then held by Participants or in the number of PIPS Shares which may be granted under the Plan, make such adjustments which shall be conclusive and binding for all purposes of the Plan. If adjustment of PIPS Shares is rendered impracticable as the result of another company acquiring the Company's stock or assets, the Company being merged or consolidated with another company, the Company being in any way substantially restructured, or any other such event, the Board of Directors or its successors, or the Committee at the direction of the Board, shall have the right, in its sole discretion, to make immediate payments to Participants in such amounts as shall be determined by the Board (or substitute) based upon the Interim Valuation for the fiscal year immediately preceding the occurrence, and the number of PIPS Shares vested to Participants at the time of any of the events set forth above, in complete settlement of all claims that Participants may have with respect to all vested PIPS Shares issued hereunder.

         10.  NON-ALIENATION OF BENEFITS
              No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant or beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Committee, cease and determine, and in such event, the Company may hold or apply the same or any part thereof for the benefit of the Participant or beneficiary, his or her estate, his or her spouse, children or other dependants, or any of them in such manner and in such proportion as the Committee may deem proper.

         11.  NO RIGHTS AS STOCKHOLDER
              The award of PIPS Shares under the Plan shall not entitle a Participant or any other person succeeding to his rights to any voting or other rights as a security holder of the Company.

         12.  LIABILITY OF COMPANY
              Nothing in this Plan shall be construed to give any employee of the Company any right to be granted any PIPS Shares other than in the sole discretion of the Committee; to give any Participant any rights whatsoever with respect to shares of common stock; to limit in any way the right of the Company to terminate the employment of any Participant at any time; or to be evidence of any agreement or understanding, express or implied, that the Company will employ any Participant in any particular position or at any particular rate of renumeration or for any particular period of time.

         13.  EFFECTIVENESS OF THE PLAN
              The Plan shall become effective as of the date on which the Plan is approved by the Board of Directors.

         14.  AMENDMENT AND TERMINATION OF THE PLAN
              The Board of Directors may at any time terminate the Plan, or make such modifications of the Plan as it shall deem advisable; provided, however, that no termination or amendment of the Plan shall modify or in any way affect any PIPS Shares granted prior to such termination or amendment.

         15.  GOVERNMENT AND OTHER REGULATIONS
              Notwithstanding any provisions of the Plan, the obligation of the Company with respect to PIPS Shares granted under the Plan shall be subject to all applicable laws, rules, and regulations, and such approvals by any governmental agencies as may be required.

         16.  NON-EXCLUSIVITY OF THE PLAN
              The adoption of the Plan by the Board of Directors shall not be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as may be deemed desirable, including, without limitation, the granting of stock units otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         17.  PLAN GOVERNED BY NEW HAMPSHIRE LAW
              The Plan and the rights of all persons hereunder shall be governed by the laws of the State of New Hampshire.

         18.  CHANGE IN CONTROL
              Notwithstanding any other provision to the contrary in this Plan, in the event of a Change in Control (as defined below), all PIPS shares outstanding as of the date such Change in Control occurs shall become fully vested and shall be immediately paid in cash by the Company in a lump sum in an amount equal to the difference between the Interim
         Valuation based on the earnings of the Company for the fiscal year ended immediately preceding the date of the Change in Control and the Initial Valuation.
              A "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur:
              a) any "person", as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;
              b) individuals who, as of January 25, 1989, constitute the Board of Directors of the Company (the
                   "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to January 25, 1989 whose election, or nomination for election by the Company's
              		   stockholders, was approved by a vote of at least a
                   majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation
                   14A under the Exchange Act) shall be, for purposes of this Section, considered a member of the Incumbent Board;
              c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or
              d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.